UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30, 2020

Registrant is making a filing for 1 of its series: Wells Fargo Absolute Return Fund.

Date of reporting period: April 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2020

Wells Fargo Absolute Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Absolute Return Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Investors regrouped midway through the fiscal year as sentiment turned positive and U.S. equity markets advanced.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Absolute Return Fund for the 12-month period that ended April 30, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks fared somewhat better, breaking even overall. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 0.86%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -11.51%, while the MSCI EM Index (Net)3 trailed slightly, with a -12.00% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a robust 10.84%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 3.43%, and the Bloomberg Barclays Municipal Bond Index6 returned 2.16%, but the ICE BofA U.S. High Yield Index7 had rockier returns, losing 5.26%, reflecting its risk exposure.

Fiscal year ended with historic stock sell-off and rebound.

The 12-month period began on the heels of a strong start to 2019 after the U.S. Federal Reserve (Fed) had indicated it would change course with more supportive monetary policy. However, markets tumbled in May on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded with its own tariffs, and then talks broke down.

Investors regrouped midway through the fiscal year as sentiment turned positive and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Absolute Return Fund

Letter to shareholders (unaudited)

the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak,

Wells Fargo Absolute Return Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Absolute Return Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks a positive total return.

Manager

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA®‡1

John Thorndike*1

Average annual total returns (%) as of April 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WARAX)[4]	3-1-2012	-12.33	-1.32	1.94	-6.99	-0.15	2.54	1.53	1.53

Class C (WARCX)[5]	3-1-2012	-8.73	-0.90	1.77	-7.73	-0.90	1.77	2.28	2.28

Class R (WARHX)[6]	9-30-2015	–	–	–	-7.10	-0.36	2.49	1.78	1.78

Class R6 (WARRX)[7]	10-31-2014	–	–	–	-6.57	0.31	2.93	1.10	1.10

Administrator Class (WARDX)[8]	3-1-2012	–	–	–	-6.85	-0.05	2.68	1.45	1.41

Institutional Class (WABIX)[9]	11-30-2012	–	–	–	-6.65	0.20	2.88	1.20	1.17

MSCI ACWI Index (Net)[10]	–	–	–	–	-4.96	4.37	6.94	–	–

Bloomberg Barclays U.S. TIPS 1-10 Year Index[11]	–	–	–	–	6.16	2.41	2.58	–	–

CPI[12]	–	–	–	–	0.33	1.62	1.63	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Borrowing money to purchase securities or to cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Alternative investments, such as commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to asset-backed securities risk, non-diversified funds risk, geographic risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on pages 7-8.

6  |  Wells Fargo Absolute Return Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2020[13]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Thorndike became a portfolio manager on July 1, 2019.

[1]

The Fund invests substantially all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Thorndike have been responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003 and 2019, respectively.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.84% in acquired fund fees and expenses and underlying GMO fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses.

[3]

The manager has contractually committed through August 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.71% for Class A, 1.46% for Class C, 0.96% for Class R, 0.28% for Class R6, 0.57% for Administrator Class, and 0.33% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any, including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class A shares prior to their inception is based on the performance of the Class III shares of GMO Benchmark- Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class A shares at its inception. The ratio for the Class A shares was 1.66%.

[5]

Historical performance shown for the Class C shares prior to their inception is based on the performance of the Class III shares of GMO Benchmark- Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Class C shares at its inception. The ratio for the Class C shares was 2.41%.

[6]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, and have been adjusted to reflect the Class R share expenses.

[7]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[8]

Historical performance shown for the Administrator Class shares prior to their inception is based on the performance of the Class III shares of GMO Benchmark-Free Allocation Fund. The inception date of the GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect the GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to the Administrator Class shares at its inception. The ratio for the Administrator Class shares was 1.50%.

[9]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[10]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[11]

The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index is an unmanaged index of U.S. Treasury securities with maturities of less than 10 years and more than 1 year. You cannot invest directly in an index.

Wells Fargo Absolute Return Fund  |  7

Performance highlights (unaudited)

[12]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

[13]

The chart compares the performance of Class A shares for the most recent ten years with the performance of the MSCI ACWI Index (Net), Bloomberg Barclays U.S. TIPS 1-10 Year Index, and the CPI. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[14]

The holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments held by GMO Benchmark-Free Allocation Fund divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[15]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[16]

The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[17]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[18]

Portfolio allocation represents the portfolio allocation of the GMO Benchmark-Free Allocation Fund, which is calculated based on the investment exposures of the underlying GMO funds. Portfolio allocation is subject to change and may have changed since the date specified.

[19]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

8  |  Wells Fargo Absolute Return Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the MSCI ACWI Index (Net), the Bloomberg Barclays U.S. TIPS 1–10 Year Index, and the CPI for the 12-month period that ended April 30, 2020.

∎	Investments in equities in non-U.S. emerging and developed markets detracted as non-U.S. equities declined and trailed U.S. stocks. Investments in alternatives also detracted from performance.

∎	The Fund’s fixed-income and cash/cash-plus allocations contributed to performance.

Emerging market equities and alternatives detracted.

Investments in emerging markets detracted most from portfolio returns on an absolute basis. Country and sector selection helped modestly, but the overall direction of the decline hurt performance. The value bias of our equity portfolios also acted as a detractor, as value stocks underperformed growth stocks globally. Alternative strategies delivered a modestly negative return on the year, but they acted as a diversifier and hedge against the global risk collapse. The special opportunities, fixed-income absolute return, and merger arbitrage all delivered positive absolute returns, while some of the spread trades and the systematic global macro strategy detracted. Our credit-oriented strategies suffered at the hands of the coronavirus risk sell-off.

Holdings (%) as of April 30, 2020[14]

GMO Implementation Fund	79.88

GMO SGM Major Markets Fund, Class VI	6.79

GMO Opportunistic Income Fund, Class VI	4.87

GMO Emerging Country Debt Fund, Class IV	2.85

GMO Special Opportunities Fund, Class VI	2.49

GMO High Yield Fund, Class VI	1.35

Fixed-income and cash/cash-plus contributed to absolute returns.

The year ending April 30, 2020, started off strongly for risk assets, but all of the gains were essentially wiped out in March as world economies and markets felt the full brunt of the global coronavirus pandemic. Entire economic systems around the world essentially ground to a halt as social distancing, work-from-home protocols, and city- and state-wide lock-downs decimated both the demand and the supply side of a normal economic equation. Global equities, represented by the MSCI ACWI Index (Net), went down 5.0%. U.S. stocks recorded losses of 0.9%, as measured by the S&P 500 Index15. Non-U.S. developed markets, as measured by the MSCI EAFE Index (Net)16, fell by 11.3%, while emerging markets fell 12.0%, as measured the MSCI EM Index (Net)17.

Portfolio composition as of April 30, 2020[18]

Fixed-income exposures delivered positive, albeit modest, returns overall. They substantially underperformed the Bloomberg Barclays U.S. Aggregate Bond Index19, which rallied strongly, mostly due to the historic collapse of interest rates.

Our Treasury Inflation-Protected Securities (TIPS) portfolio performed strongly, as both nominal and real interest rates fell dramatically during the crisis. The TIPS portfolio did suffer an unusual bout of volatility during March, due primarily to the liquidity crisis triggered by the coronavirus. The U.S. Federal Reserve’s assurances to the markets, however, about providing ample liquidity eventually helped calm markets, and TIPS rallied strongly in late March and April.

We made a number of portfolio allocation changes as valuations and market conditions changed.

Much of the activity was in March and April 2020, as equity, credit, and bond prices moved dramatically in response to the coronavirus. Overall, our equity allocation increased to 55%. We added to our emerging equity positions and our developed ex-U.S. positions and we instituted a cyclical focus strategy in early April.

Our alternatives allocation declined throughout the year to end at 23%, as more traditional risk assets became more attractive from a valuation perspective during the risk sell-off. We sold out of our MSCI EAFE Index (Net) versus S&P 500 Index position and we trimmed our fixed-income absolute return strategy.

Please see footnotes on pages 7-8.

Wells Fargo Absolute Return Fund  |  9

Performance highlights (unaudited)

The overall exposure to our fixed-income allocation decreased to 14% as we sold off our TIPS position, essentially taking profits as real rates declined. We added to high-yield bonds modestly.

The portfolio’s allocation to cash/cash-plus increased 5%.

Going forward, we see value in international stocks (primarily emerging market value and developed ex-U.S. equities), credit, and select alternative strategies.

We believe that equity markets, especially emerging markets, are priced to deliver double-digit real rates of return. Further, their currencies are some of the weakest we have seen in decades, so we could see additional returns coming from currency appreciation. We maintain a value bias wherever we own stocks, as the valuation disparity between growth and value is some of the widest we have witnessed in our investing careers.

Our outlook for U.S. and developed ex-U.S. sovereign debt, as well as TIPS, remains negative to muted, at best. It is important to note that in the U.S, government bond yields are basically the lowest we have seen in the history of the country.

Alternative strategies offer a diversifying way to pursue returns with less duration than traditional stocks and bonds. They remain an important part of the portfolio as we use them to generate returns in nontraditional manners.

Please see footnotes on pages 7-8.

10  |  Wells Fargo Absolute Return Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2019 to April 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Absolute Return Fund (excluding GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$928.46	$3.26	0.68%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.42	0.68%

Class C

Actual	$1,000.00	$924.43	$6.84	1.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17	1.43%

Class R

Actual	$1,000.00	$928.12	$3.84	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

Class R6

Actual	$1,000.00	$930.12	$1.20	0.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.62	$1.26	0.25%

Administrator Class

Actual	$1,000.00	$928.98	$2.73	0.57%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87	0.57%

Institutional Class

Actual	$1,000.00	$930.19	$1.58	0.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.22	$1.66	0.33%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Absolute Return Fund  |  11

Fund expenses (unaudited)

Wells Fargo Absolute Return Fund (including GMO Benchmark-Free Allocation Fund and its underlying fund expenses)	Beginning account value 11-1-2019	Ending account value 4-30-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$928.46	$7.14	1.49%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47	1.49%

Class C

Actual	$1,000.00	$924.43	$10.72	2.24%

Hypothetical (5% return before expenses)	$1,000.00	$1,013.72	$11.22	2.24%

Class R

Actual	$1,000.00	$928.12	$7.72	1.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07	1.61%

Class R6

Actual	$1,000.00	$930.12	$5.09	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32	1.06%

Administrator Class

Actual	$1,000.00	$928.98	$6.62	1.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.92	1.38%

Institutional Class

Actual	$1,000.00	$930.19	$5.47	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72	1.14%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo Absolute Return Fund

Portfolio of investments—April 30, 2020

	Shares	Value
Investment Companies: 98.13%
GMO Benchmark-Free Allocation Fund Class MF (l)	93,011,881	$2,259,258,586

Total Investment Companies (Cost $2,238,667,883)		2,259,258,586

Total investments in securities (Cost $2,238,667,883)	98.13%	2,259,258,586

Other assets and liabilities, net	1.87	43,072,519

Total net assets	100.00%	$2,302,331,105

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Capital gain distributions from affiliated investment companies	Net change in unrealized gains (losses)	Dividends from affiliated investment companies	Value, end of period	% of net assets

Investment Companies
GMO Benchmark-Free Allocation Fund Class MF	142,644,949	4,694,853	(54,327,921)	93,011,881	$13,381,916	$977,687	$(314,690,632)	$107,475,080	$2,259,258,586	98.13%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  13

Statement of assets and liabilities—April 30, 2020

Assets
Investments in affiliated investment companies, at value (cost $2,238,667,883)	$2,259,258,586
Cash	44,100,042
Receivable for investments sold	5,899,958
Receivable for Fund shares sold	2,033,271

Total assets	2,311,291,857

Liabilities
Payable for Fund shares redeemed	7,262,365
Management fee payable	359,536
Administration fees payable	277,101
Distribution fees payable	154,211
Shareholder report expenses payable	636,469
Trustees’ fees and expenses payable	5,402
Accrued expenses and other liabilities	265,668

Total liabilities	8,960,752

Total net assets	$2,302,331,105

Net assets consist of
Paid-in capital	$2,770,296,272
Total distributable loss	(467,965,167)

Total net assets	$2,302,331,105

Computation of net asset value and offering price per share
Net assets – Class A	$297,590,336
Shares outstanding – Class A1	29,430,870
Net asset value per share – Class A	$10.11
Maximum offering price per share – Class A2	$10.73
Net assets – Class C	$254,484,827
Shares outstanding – Class C1	25,564,635
Net asset value per share – Class C	$9.95
Net assets – Class R	$26,818
Shares outstanding – Class R1	2,597
Net asset value per share – Class R	$10.33
Net assets – Class R6	$25,362,917
Shares outstanding – Class R6[1]	2,508,036
Net asset value per share – Class R6	$10.11
Net assets – Administrator Class	$60,846,470
Shares outstanding – Administrator Class[1]	5,993,888
Net asset value per share – Administrator Class	$10.15
Net assets – Institutional Class	$1,664,019,737
Shares outstanding – Institutional Class[1]	164,570,667
Net asset value per share – Institutional Class	$10.11

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Absolute Return Fund

Statement of operations—year ended April 30, 2020

Investment income
Dividends from affiliated investment companies	$107,475,080

Expenses
Management fee	6,749,338
Administration fees
Class A	762,377
Class C	715,496
Class R	218
Class R6	8,947
Administrator Class	116,547
Institutional Class	3,154,244
Shareholder servicing fees
Class A	907,580
Class C	851,675
Class R	259
Administrator Class	222,994
Distribution fees
Class C	2,554,069
Class R	224
Custody and accounting fees	23,098
Professional fees	37,994
Registration fees	157,736
Shareholder report expenses	293,660
Trustees’ fees and expenses	21,370
Other fees and expenses	109,876

Total expenses	16,687,702
Less: Fee waivers and/or expense reimbursements
Administrator Class	(32,707)
Institutional Class	(667,590)

Net expenses	15,987,405

Net investment income	91,487,675

Realized and unrealized gains (losses) on investments
Net realized gains on
Affiliated investment companies	13,381,916
Capital gain distributions from affiliated investment companies	977,687

Net realized gains on investments	14,359,603
Net change in unrealized gains (losses) on investments	(314,690,632)

Net realized and unrealized gains (losses) on investments	(300,331,029)

Net decrease in net assets resulting from operations	$(208,843,354)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  15

Statement of changes in net assets

	Year ended April 30, 2020		Year ended April 30, 2019

Operations
Net investment income		$91,487,675		$123,856,825
Net realized gains on investments		14,359,603		26,963,415
Net change in unrealized gains (losses) on investments		(314,690,632)		(179,971,678)

Net decrease in net assets resulting from operations		(208,843,354)		(29,151,438)

Distributions to shareholders from net investment income and net realized gains
Class A		(9,515,886)		(10,217,417)
Class C		(5,326,006)		(8,345,831)
Class R		0		(6,474)
Class R6		(902,716)		(1,041,756)
Administrator Class		(2,075,107)		(3,430,512)
Institutional Class		(71,689,413)		(93,999,805)

Total distributions to shareholders		(89,509,128)		(117,041,795)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,671,061	50,858,864	7,986,972	88,301,273
Class C	591,736	6,399,495	2,053,878	22,241,720
Class R	1,073	11,764	2,443	26,736
Class R6	1,034,300	11,116,006	1,651,351	18,478,280
Administrator Class	947,480	10,476,640	1,232,710	13,729,288
Institutional Class	25,838,753	281,518,141	58,718,519	650,893,240

		360,380,910		793,670,537

Reinvestment of distributions
Class A	765,410	8,641,478	861,308	8,966,213
Class C	407,464	4,539,140	715,485	7,340,871
Class R	0	0	24	250
Class R6	60,641	683,427	85,080	884,829
Administrator Class	174,757	1,980,001	323,161	3,373,803
Institutional Class	5,261,407	59,348,673	7,292,254	75,839,442

		75,192,719		96,405,408

Payment for shares redeemed
Class A	(13,226,374)	(140,904,801)	(16,897,784)	(186,680,701)
Class C	(13,728,996)	(145,764,194)	(20,754,440)	(224,380,231)
Class R	(22,063)	(241,798)	(11,290)	(125,330)
Class R6	(1,441,527)	(15,854,425)	(2,978,729)	(32,635,193)
Administrator Class	(5,579,018)	(60,101,012)	(9,742,126)	(108,442,042)
Institutional Class	(125,711,938)	(1,345,767,943)	(174,060,644)	(1,913,506,164)

		(1,708,634,173)		(2,465,769,661)

Net decrease in net assets resulting from capital share transactions		(1,273,060,544)		(1,575,693,716)

Total decrease in net assets		(1,571,413,026)		(1,721,886,949)

Net assets
Beginning of period		3,873,744,131		5,595,631,080

End of period		$2,302,331,105		$3,873,744,131

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.15	$11.40	$10.90	$10.25	$11.15
Net investment income	0.29 [1]	0.27 [1]	0.19 [1]	0.08 [1]	0.11
Net realized and unrealized gains (losses) on investments	(1.04)	(0.24)	0.51	0.65	(0.88)

Total from investment operations	(0.75)	0.03	0.70	0.73	(0.77)
Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.20)	(0.08)	(0.01)
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.29)	(0.28)	(0.20)	(0.08)	(0.13)
Net asset value, end of period	$10.11	$11.15	$11.40	$10.90	$10.25
Total return[2]	(6.99)%	0.42%	6.45%	7.15%	(6.82)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.69%	0.69%	0.68%	0.67%	0.68%
Net expenses[3]	0.69%	0.69%	0.68%	0.67%	0.68%
Net investment income	2.68%	2.43%	1.67%	0.78%	0.87%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$297,590	$415,011	$516,085	$586,785	$1,185,631

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.96	$11.19	$10.70	$10.05	$11.01
Net investment income	0.12	0.19 [1]	0.10 [1]	0.00 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	(0.95)	(0.24)	0.50	0.65	(0.85)

Total from investment operations	(0.83)	(0.05)	0.60	0.65	(0.84)
Distributions to shareholders from
Net investment income	(0.18)	(0.18)	(0.11)	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.18)	(0.18)	(0.11)	0.00	(0.12)
Net asset value, end of period	$9.95	$10.96	$11.19	$10.70	$10.05
Total return[2]	(7.73)%	(0.31)%	5.60%	6.47%	(7.59)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.44%	1.44%	1.43%	1.42%	1.43%
Net expenses[3]	1.44%	1.44%	1.43%	1.42%	1.43%
Net investment income	1.71%	1.78%	0.88%	0.04%	0.08%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$254,485	$419,656	$629,813	$765,561	$1,207,967

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS R	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$11.12	$11.37	$10.82	$10.22	$10.19
Net investment income (loss)	0.12	0.27	0.12	0.13	(0.05)[2]
Net realized and unrealized gains (losses) on investments	(0.91)	(0.26)	0.55	0.57	0.26

Total from investment operations	(0.79)	0.01	0.67	0.70	0.21
Distributions to shareholders from
Net investment income	0.00	(0.26)	(0.12)	(0.10)	(0.06)
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	0.00	(0.26)	(0.12)	(0.10)	(0.18)
Net asset value, end of period	$10.33	$11.12	$11.37	$10.82	$10.22
Total return[3]	(7.10)%	0.21%	6.21%	6.91%	2.10%
Ratios to average net assets (annualized)
Gross expenses[4]	0.91%	0.85%	0.93%	0.93%	0.93%
Net expenses[4]	0.91%	0.85%	0.93%	0.93%	0.93%
Net investment income (loss)	0.21%	2.42%	0.85%	1.40%	(0.92)%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$27	$262	$368	$756	$56

[1]	For the period from September 30, 2015 (commencement of class operations) to April 30, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016[1]	0.59%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.15	$11.41	$10.91	$10.26	$11.18
Net investment income	0.35	0.34	0.31 [1]	0.14 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	(1.05)	(0.27)	0.45	0.64	(0.82)

Total from investment operations	(0.70)	0.07	0.76	0.78	(0.72)
Distributions to shareholders from
Net investment income	(0.34)	(0.33)	(0.26)	(0.13)	(0.08)
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.34)	(0.33)	(0.26)	(0.13)	(0.20)
Net asset value, end of period	$10.11	$11.15	$11.41	$10.91	$10.26
Total return	(6.57)%	0.86%	6.97%	7.67%	(6.42)%
Ratios to average net assets (annualized)
Gross expenses[2]	0.26%	0.26%	0.25%	0.25%	0.24%
Net expenses[2]	0.26%	0.26%	0.25%	0.25%	0.24%
Net investment income	3.05%	2.64%	2.69%	1.37%	0.99%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$25,363	$31,838	$46,753	$14,636	$8,274

[1]	Calculated based upon average shares outstanding

[2]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.18	$11.43	$10.92	$10.27	$11.18
Net investment income	0.27 [1]	0.27 [1]	0.19 [1]	0.07 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.01)	(0.24)	0.53	0.68	(0.91)

Total from investment operations	(0.74)	0.03	0.72	0.75	(0.77)
Distributions to shareholders from
Net investment income	(0.29)	(0.28)	(0.21)	(0.10)	(0.02)
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.29)	(0.28)	(0.21)	(0.10)	(0.14)
Net asset value, end of period	$10.15	$11.18	$11.43	$10.92	$10.27
Total return	(6.85)%	0.48%	6.62%	7.31%	(6.85)%
Ratios to average net assets (annualized)
Gross expenses[2]	0.61%	0.60%	0.60%	0.59%	0.58%
Net expenses[2]	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	2.42%	2.44%	1.70%	0.72%	1.31%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$60,846	$116,871	$212,965	$287,532	$1,409,516

[1]	Calculated based upon average shares outstanding

[2]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Absolute Return Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.15	$11.41	$10.92	$10.27	$11.19
Net investment income	0.33 [1]	0.31 [1]	0.24	0.14	0.11 [1]
Net realized and unrealized gains (losses) on investments	(1.04)	(0.25)	0.50	0.63	(0.84)

Total from investment operations	(0.71)	0.06	0.74	0.77	(0.73)
Distributions to shareholders from
Net investment income	(0.33)	(0.32)	(0.25)	(0.12)	(0.07)
Net realized gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions to shareholders	(0.33)	(0.32)	(0.25)	(0.12)	(0.19)
Net asset value, end of period	$10.11	$11.15	$11.41	$10.92	$10.27
Total return	(6.65)%	0.76%	6.78%	7.58%	(6.51)%
Ratios to average net assets (annualized)
Gross expenses[2]	0.36%	0.36%	0.35%	0.35%	0.33%
Net expenses[2]	0.33%	0.33%	0.33%	0.33%	0.32%
Net investment income	3.00%	2.82%	2.07%	1.19%	1.05%
Supplemental data
Portfolio turnover rate	4%	5%	5%	2%	8%
Net assets, end of period (000s omitted)	$1,664,020	$2,890,106	$4,189,647	$4,091,536	$4,346,360

[1]	Calculated based upon average shares outstanding

[2]

Ratios do not reflect net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund, Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2020	0.61%
Year ended April 30, 2019	0.60%
Year ended April 30, 2018	0.60%
Year ended April 30, 2017	0.59%
Year ended April 30, 2016	0.59%

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Absolute Return Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and the GMO Alternative Funds. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of April 30, 2020, the Fund owned 30% of Benchmark-Free Allocation Fund. Because the Fund invests all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expense of Benchmark-Free Allocation Fund, which are not included in the Statement of Operations, but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund, which is included in the mailing of this shareholder report. An unaudited Statement of Assets and Liabilities and an unaudited Schedule of Investments for Benchmark-Free Allocation Fund as of April 30, 2020 have also been included as Appendix I in this report for your reference.

Investment transactions and income recognition

Investment transactions in Benchmark-Free Allocation Fund are recorded on a trade date basis. Realized gains and losses resulting from investment transactions in Benchmark-Free Allocation Fund are determined on the identified cost basis.

Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Wells Fargo Absolute Return Fund  |  23

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2020, the aggregate cost of all investments for federal income tax purposes was $2,300,836,638 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(41,578,052)

Net unrealized losses	$(41,578,052)

As of April 30, 2020, the Fund had capital loss carryforwards which consist of $3,231,220 in short-term capital losses and $483,523,717 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2020, the Fund’s investment in Benchmark-Free Allocation Fund was measured at fair value using Level 1 inputs. For the year ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.225%

Next $4 billion	0.200

Next $5 billion	0.175

Next $10 billion	0.165

Over $20 billion	0.160

24  |  Wells Fargo Absolute Return Fund

Notes to financial statements

For the year ended April 30, 2020, the management fee was equivalent to an annual rate of 0.21% of the Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through August 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses (excluding expenses of Benchmark-Free Allocation Fund and acquired fund fees and expenses) at 0.71% for Class A shares, 1.46% for Class C shares, 0.96% for Class R shares, 0.28% for Class R6 shares, 0.57% for Administrator Class shares, and 0.33% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2020, Funds Distributor received $18,268 from the sale of Class A shares and $142 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT TRANSACTIONS

For the year ended April 30, 2020, the Fund made aggregate purchases and sales of $126,025,916 and $1,392,622,530, respectively, in its investment in Benchmark-Free Allocation Fund.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended April 30, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Absolute Return Fund  |  25

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $89,509,128 and $117,041,795 of ordinary income for the years ended April 30, 2020 and April 30, 2019, respectively.

As of April 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$60,367,822	$(41,578,052)	$(486,754,937)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Absolute Return Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Absolute Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the schedule of investments, as of April 30, 2020 , the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

June 26, 2020

Wells Fargo Absolute Return Fund  |  27

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 4.76% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $52,424,347 of income dividends paid during the fiscal year ended April 30, 2020 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Absolute Return Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Absolute Return Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Absolute Return Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Absolute Return Fund  |  31

Appendix I (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

April 30, 2020 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

9,290,364	GMO Emerging Country Debt Fund, Class IV	218,880,977

5,525,799	GMO High Yield Fund, Class VI	103,442,963

511,697,303	GMO Implementation Fund	6,130,133,687

14,961,700	GMO Opportunistic Income Fund, Class VI	373,743,276

16,389,033	GMO SGM Major Markets Fund, Class VI	521,007,360

10,231,683	GMO Special Opportunities Fund, Class VI	190,923,203

	TOTAL MUTUAL FUNDS (COST $8,168,225,132)	7,538,131,466

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

4,332,624	State Street Institutional Treasury Money Market Fund – Premier Class, 0.25%(a)	4,332,624

	TOTAL SHORT-TERM INVESTMENTS (COST $4,332,624)	4,332,624

	TOTAL INVESTMENTS — 100.1% (Cost $8,172,557,756)	7,542,464,090

	Other Assets and Liabilities (net) — (0.1%)	(3,940,216)

	TOTAL NET ASSETS — 100.0%	$7,538,523,874

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of April 30, 2020.

32  |  Wells Fargo Absolute Return Fund

Appendix I (unaudited)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — April 30, 2020 (Unaudited)

Assets:

Investments in affiliated issuers, at value(a)	$7,538,131,466

Investments in unaffiliated issuers, at value(b)	4,332,624

Receivable for investments sold	10,466,906

Receivable for Fund shares sold	4,668,101

Dividends and interest receivable	1,164

Receivable for expenses reimbursed and/or waived by GMO	860,617

Total assets	7,558,460,878

Liabilities:

Payable for investments purchased	8,856,000

Payable for Fund shares repurchased	6,130,024

Payable to affiliate for:
Management fee	3,936,360
Supplemental support fee – Class MF	184,521
Shareholder service fee	555,766

Payable to agents unaffiliated with GMO	2,310

Payable to Trustees and related expenses	40,918

Accrued expenses	231,105

Total liabilities	19,937,004

Net assets	$7,538,523,874

Net assets consist of:

Paid-in capital	$8,422,603,529

Distributable earnings (accumulated loss)	(884,079,655)

$7,538,523,874

Net assets attributable to:

Class III	$3,254,733,195

Class IV	$1,924,152,391

Class MF	$2,259,299,572

Class I	$100,338,716

Shares outstanding:

Class III	134,101,796

Class IV	79,289,288

Class MF	93,011,881

Class I	4,137,289

Net asset value per share:

Class III	$24.27

Class IV	$24.27

Class MF	$24.29

Class I	$24.25

(a) Cost of investments – affiliated issuers:	$8,168,225,132

(b) Cost of investments – unaffiliated issuers:	$4,332,624

Wells Fargo Absolute Return Fund  |  33

Appendix II (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

34  |  Wells Fargo Absolute Return Fund

Appendix III (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Absolute Return Fund  |  35

Appendix III (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

36  |  Wells Fargo Absolute Return Fund

Appendix IV (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Absolute Return Fund  |  37

Appendix V (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

38  |  Wells Fargo Absolute Return Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00379 06-20

A260/AR260 04-20

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2020	Fiscal year ended April 30, 2019
Audit fees	$23,230	$22,770
Audit-related fees	—	—
Tax fees (1)	4,340	4,270
All other fees	—	—

	$27,570	$27,040

(1) Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Absolute Return Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2020

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2020